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                                                                    Exhibit 99
                  MONTHLY SERVICERS CERTIFICATE
                    SERVICER: NATIONSBANK, N.A.
                NATIONSBANK AUTO OWNER TRUST 1996-A





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Collection Period						                                          	October 1997
Determination Date				                                              			11/7/97
Deposit Date			                                                   				11/14/97
Distribution Date				                                              			11/17/97



Pool Balance
Pool Balance on the close of the last day of the preceding
 Collection Period	                        						             1,110,751,252.96
Less:	Collections and Liquidation Proceeds allocable to
      Principal			                                 			           54,652,032.15
     	Purchase Amount allocable to Principal		                        				0.00
     	Realized Losses						                                       2,053,179.75
                                                              ----------------
Pool Balance on the close of the last day of the Collection
 Period			                                     				           1,054,046,041.06
Collections allocable to Principal received from Collection
 Period up to and including the Second Business Day
 immediately preceding the Current Determination Date	            7,931,653.19
                                                             -----------------
Pool Balance as of the Second Business Day immediately
 preceding the Current Determination Date 	 						            1,046,114,387.87
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 					                                                		48.9710901%

Portfolio Balances and Pool Factors			       			Beginning           	End
                                             			of Period	        of Period
                                               -------------------------------
	Class A-1 Note Balance					                        -                 -
	Class A-1 Pool Factor				                     	0.0000000	           0.0000000
	Class A-2 Note Balance					              300,724,867.96 	     242,878,719.96
	Class A-2 Pool Factor			                     		0.4042001           	0.3264499
	Class A-3 Note Balance					              457,323,000.00 	     457,323,000.00
	Class A-3 Pool Factor                     					1.0000000	           1.0000000
	Class A-4 Note Balance					              175,000,000.00 	     175,000,000.00
	Class A-4 Pool Factor		                     			1.0000000	           1.0000000
	Class B-1 Certificate Balance					        96,129,000.00        96,129,000.00
	Class B-1 Pool Factor		                     			1.0000000	           1.0000000
	Class B-2 Certificate Balance					        74,783,667.91        74,783,667.91
	Class B-2 Pool Factor                     					1.0000000	           1.0000000

	Weighted Average Coupon	                                     					10.3580000%
	Weighted Average Original Term	                                     					60.9
	Weighted Average Remaining Term			                                    			35.4


Collections

Interest:
  	Collections and Liquidation Proceeds allocable to interest		   9,448,760.55
  	Recoveries	               					                                  238,687.62
  	Purchase Amount allocable to Interest				                            		0.00
                                                             -----------------
    		Total Interest Collections					                             9,687,448.17
  	Advances for the related Distribution Date						               1,631,705.24
  	Less:  Outstanding Advances to be reimbursed						             1,533,722.71
                                                             -----------------
    		Available Interest		                    			                 9,785,430.70

Principal:
  	Collections and Liquidation Proceeds allocable to Principal
    (for the Collection Period)						                            54,652,032.15
  	Purchase Amount allocable to Principal  (for the
    Collection Period)		                                              				0.00
  	Collections allocable to Principal received up to and
    including the Second Business Day immediately preceding
    the Current Determination Date		                          				7,931,653.19
    		Less:   Prior Month Collections allocable to Principal
              up to and including the Second Business Day
              immediately preceding the Current
              Determination Date		                             			6,790,717.09
                                                             -----------------
    		Available Principal				                    	               55,792,968.25

    		Available Funds					                                       65,578,398.95
Regular Principal (equals Available Principal plus
 Realized Losses)			                         				                57,846,148.00



Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted
 Receivables				                                                 			111,608.09
Servicing Fee (inc. unpaid amount from prior periods)						        	925,626.04
Noteholder Amounts
  	Class A-1 Monthly Interest                                       						0.00
  	Class A-1 Interest Carryover Shortfall		                           				0.00
                                                             -----------------
    		Total 		                                                         			0.00

  	Class A-2 Monthly Interest	                               					1,534,949.85
  	Class A-2 Interest Carryover Shortfall			                           			0.00
                                                             -----------------
    		Total 		                                                 			1,534,949.85

  	Class A-3 Monthly Interest				                               		2,429,528.44
  	Class A-3 Interest Carryover Shortfall                           						0.00
                                                             -----------------
    		Total                                                  					2,429,528.44

  	Class A-4 Monthly Interest                                 						966,145.83
  	Class A-4 Interest Carryover Shortfall				                           		0.00
                                                             -----------------
    		Total		                                                    			966,145.83

    		Total Accrued Note Interest				                            	4,930,624.12

  	Class A-1 Monthly Principal 		                                     				0.00
  	Class A-1 Principal Carryover Shortfall	                          					0.00
                                                             -----------------
    		Total		                                                          			0.00

  	Class A-2 Monthly Principal	                             					57,846,148.00
  	Class A-2 Principal Carryover Shortfall 			                         			0.00
                                                             -----------------
		    Total		                                                 			57,846,148.00

  	Class A-3 Monthly Principal					                                      	0.00
  	Class A-3 Principal Carryover Shortfall 	                         					0.00
                                                             -----------------
    		Total                                                          					0.00

  	Class A-4 Monthly Principal				                                      		0.00
  	Class A-4 Principal Carryover Shortfall	                          					0.00
                                                             -----------------
    		Total				                                                          	0.00

    		Total Noteholders' Principal Payment Amount			           		57,846,148.00

Certificateholder Amounts
  	Class B-1 Monthly Interest                                 						540,725.63
  	Class B-1 Interest Carryover Shortfall		                           				0.00
                                                             -----------------
    		Total	                                                    				540,725.63

  	Class B-2 Monthly Interest	                                 					428,448.10
  	Class B-2 Interest Carryover Shortfall		                           				0.00
                                                              ----------------
    		Total	                                                    				428,448.10

    		Total Accrued Certificate Interest			                       		969,173.73

  	Class B-1 Monthly Principal		                                      				0.00
  	Class B-1 Principal Carryover Shortfall 	                         					0.00
                                                             -----------------
    		Total                                                          					0.00

  	Class B-2 Monthly Principal		                                      				0.00
  	Class B-2 Principal Carryover Shortfall 	                         					0.00
                                                             -----------------
    		Total			                                                          		0.00

    		Total Certificateholders' Principal Distribution Amount			        		0.00

Total required distributable amount					                       		64,783,179.98
Less: Total Available Funds		                               					65,578,398.95
                                                             -----------------
Net Available Funds   (Shortfall) Excess				                     			795,218.97
Withdrawal from Reserve Account (If Shortfall)                     							0.00
Deposit to Reserve Account (If Excess)				                       			795,218.97


Distributions
Deposit to the Collection Account
  	Available Interest		                                       				9,785,430.70
  	Available Principal					                                     	55,792,968.25
  	Withdrawal from Reserve Account                                  						0.00
  	Less:  Amounts to be withheld by Servicer
      		  a)   Reimbursement of Outstanding Advances on
               Defaulted Receivables	                           				111,608.09
      		  b)   Servicing Fee		                                   			925,626.04
                                                             -----------------
  	Net Deposit to Collection Account					                       	64,541,164.82

Deposit to Note Payment Account
  	Class A-1 Interest Distribution	                                  					0.00
  	Class A-2 Interest Distribution		                          				1,534,949.85
  	Class A-3 Interest Distribution 		                         				2,429,528.44
  	Class A-4 Interest Distribution		                            				966,145.83
  	Class A-1 Principal Distribution	                                 					0.00
  	Class A-2 Principal Distribution			                        			57,846,148.00
  	Class A-3 Principal Distribution	                                    		0.00
  	Class A-4 Principal Distribution				                                 		0.00
                                                             -----------------
    		Total Deposit to Note Payment Account			                 		62,776,772.12

Deposit to Certificate Distribution Account
  	Class B-1 Interest Distribution                            						540,725.63
   Class B-2 Interest Distribution 			                           			428,448.10
  	Class B-1 Principal Distribution 	                                					0.00
  	Class B-2 Principal Distribution 	                                					0.00
                                                             -----------------
		    Total Deposit to Certificate Distribution Account			        		969,173.73

Deposit to Reserve Account 		                                  					795,218.97


Specified Reserve Account Balance
Greater of:
  	(i) Sum of:
		     (a) Percentage applicable times		              		7.00%
		         Pool Balance as of the last day
           of the prior Collection Period
           less Principal collected up to
           and including the second Business
           Day preceding the most recent
           Determination Date		             		1,046,114,387.87  	73,228,007.15
                                              ----------------
   		      and,
	     	(b) Specified Interest Reserve Amount
           (Three months interest	                            				2,907,521.17
                                                             -----------------
             on the Certificates if Notes are Outstanding)				  	76,135,528.32
  		       and
  	(ii) Lesser of:
		     (a) $26,702,346.			                                     		26,702,346.00
		         and
     		(b) Aggregate outstanding Note Principal Balance and
	  		      Aggregate sum of Certificate Balances	         				1,046,114,387.87

  	Specified Reserve Account Balance			                       			76,135,528.32

Reserve Account Reconciliation
  	Beginning Balance  (Initial Balance is 2.5% of Original
    Pool Balance) 			                                         			54,018,058.61
  	Deposit from Available Interest and Available Principal				    		795,218.97
  	Investment Earnings						                                        228,662.38
  	Less:
      		Accrued and unpaid Servicing Fees			                            		0.00
      		Amounts to be distributed to Securityholders'	                				0.00
                                                             -----------------
  	Balance		                                                 				55,041,939.96
  	Less: Withdrawal by holder of Contingent Payment Right of
         Excess of Reserve Account Balance Over Specified
         Reserve Account Balance				                                    		0.00
  	Ending Balance		                                          				55,041,939.96


  	Interest Reserve Amount	                                  					2,907,521.17
  	Available Reserve Amount	                                					52,134,418.79


Instructions to the Trustee

	  Amount to be deposited from the Collection Account into
    the Note Payment Account			                               			62,776,772.12

  	Amount to be deposited from the Collection Account into
    the Certificate Distribution Account		                      				969,173.73

  	Amount to be deposited from the Collection Account into
    the Reserve Account			                                       			795,218.97

	  Amount to be deposited from the Reserve Account to the
    account of the holder of the Contingent Payment Right				           		0.00

  	Amount to be deposited from the Reserve Account into the
    Collection Account			                                              			0.00

Net Loss and Delinquency Activity

Realized Losses							                                            2,053,179.75
Net Loss Ratio (annualized)
  	For the current Collection Period	                               					2.01%
  	For the preceding Collection Period	                             					1.74%
  	For the second preceding Collection Period				                      		1.97%
                                                              ----------------
Average Net Loss Ratio (Specified Reserve Account Balance
 increases if greater than 1.50%)					                                 		1.91%

Delinquency Analysis
			                                      		 	Number of             Principal
						                                         Loans               	Balance
                                             ---------           -------------
	   30 to 59 days past due 	               				2824	             27,375,745.46
	   60 to 89 days past due 		                			539	              5,180,934.49
	   90 or more days past due 	              				500              	5,342,490.56
                                           -----------------------------------
     		Total		                               		3863	             37,899,170.51

Collateral Repossessed and Held by the Trust (included in
 above Delinquency Amounts)                             						403	4,276,576.99


Delinquency Ratio including Repossessions
  	For the current Collection Period	                               					1.00%
  	For the preceding Collection Period			                             			0.98%
  	For the second preceding Collection Period		                      				0.94%
                                                             -----------------
Average Delinquency Ratio (Specified Reserve Account Balance
 increases if greater than 1.25%)  			                               				0.97%

Loss and Delinquency Trigger Indicator				                              			YES

Equity Percentage		                                                					21.60%

Repurchased Receivables			                                            				0.00

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